Exhibit 99.2

Fourth Quarter and Year End 2009 Earnings Webcast & Conference Call February 3, 2010

Mike Salop Senior Vice President Investor Relations

5 Safe Harbor This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "will," "should," "would" and "could" are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2008. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; changes in immigration laws, patterns and other factors related to migrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing, and/or changing regulatory or enforcement interpretations of those laws; failure to resolve pending legal issues with the State of Arizona in a satisfactory manner; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; our ability to attract and retain qualified key employees and to manage our workforce successfully; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; our ability to favorably resolve tax matters with the Internal Revenue Service and other tax authorities; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; significantly slower growth or declines in the money transfer market and other markets in which we operate; failure to implement agent contracts according to schedule; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers' and clients' confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers, or non-performance by our banks, lenders, other financial services providers or insurers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations and card-based payment providers; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; adverse consequences from our spin-off from First Data Corporation; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management's ability to identify and manage these and other risks.

Christina Gold President & Chief Executive Officer

9 2009 Highlights Delivered on financial outlook Growing share of remittance market Advanced key initiatives Custom House and FEXCO Bank distribution in North America U.S. domestic money transfer Strong financial position Western Union Estimated Share of Cross-Border Remittance Market * * Aite, April 2009 and Company estimates. Includes only cross-border transfers and may not include all services that consumers view as competitive to Western Union, particularly informal or unregulated services.

Hikmet Ersek Chief Operating Officer

13 C2C Highlights Note: See appendix for reconciliation of Non-GAAP to GAAP measures. C2C Revenue - Q4 2009 2 % C2C Revenue - Q4 2009, constant currency (2)% C2C Transactions - Q4 2009 5 % WU Cross-border Principal - Full Year 2009 (3)% Industry Cross-border Principal - Full Year 2009* (5)%-(7)% Geographic diversity * World Bank Migration and Development Brief 11 (November 2009) and Aite (April 2009)

15 Geographically Diverse Portfolio - C2C Revenue Transactions Q4 09 6% 8% Europe, Middle East, Africa, S. Asia 46% of Western Union revenue W. Europe accelerated from Q3 2009, particularly U.K. and Germany Spain and Russia improved Gulf States slowed significantly 28% FY09 operating profit margin

17 Geographically Diverse Portfolio - C2C Revenue Transactions Q4 09 Americas (7)% flat 31% of Western Union revenue Americas trends improved significantly from recent quarters Domestic transactions up 5% U.S outbound improved Mexico negative, though decline moderated from recent quarters 26% FY09 operating profit margin

19 Geographically Diverse Portfolio - C2C Revenue Transactions Q4 09 Asia Pacific 14% 13% 8% of Western Union revenue China 22% revenue growth and 8% transaction growth Asia Pacific region remains underpenetrated Leveraging cost structure 27% FY09 operating profit margin

21 Revenue Transactions Q4 09 Global Business Payments 4% (4)% 14% of Western Union revenue Excluding Custom House, revenue declined 9% U.S. consumer bill payment challenging Pago Facil transactions continue to grow Custom House expansion plan underway Global Business Payments Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Scott Scheirman Executive Vice President & Chief Financial Officer

25 Financial Results Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Q4 09 FY09 Revenue $1.3B $5.1B Revenue - YoY Change 2% (4)% Revenue - YoY Change, constant currency (1)% (1)% EPS $0.32 $1.21 EPS, excluding settlement accrual $1.29

27 Operating Margin - Full Year Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Operating margin declined 60 basis points Commission initiatives 2008 restructuring Custom House and FEXCO acquisition- related costs Other expenses Cost of services decreased 80 basis points SG&A increased 140 basis points * "2008 Adjusted" excludes restructuring charges. "2009 Adjusted" excludes settlement accrual.

29 Operating Margin - Fourth Quarter Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Operating margin declined 420 basis points Custom House and FEXCO acquisition related costs Increased marketing U.S. domestic re-pricing Retail Money Order portfolio Technology investments Cost of services increased 160 basis points SG&A increased 260 basis points

31 Tax Rate Fourth Quarter Full Year

C2C Q4 2009 Trends Principal per transaction down 6% (constant currency) Down 2% as reported International C2C transaction and revenue trends improved sequentially International PPT declined 5% (constant currency) Flat on a reported basis 33 Up 5% C2C Transactions (millions) Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

35 C2C Operating Margin Fourth Quarter Full Year

+ 5% - 2% + 2% Transaction Growth Mix Price Reductions Constant Currency Revenue Decline Currency Impact GAAP Revenue Growth 37 C2C Transaction and Revenue Growth Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Excluding currency and domestic re-pricing, other factors consistent with prior quarters Q4 2009

39 Global Business Payments Operating Margin Note: See appendix for reconciliation of Non-GAAP to GAAP measures. Fourth Quarter Full Year

41 Financial Strength - 2009 Cash Flow from Operations $1.2 billion Capital Expenditures $99 million Stock Repurchases $400 million Dividends $41 million Cash Balance, December 31, 2009 $1.7 billion Debt Outstanding, December 31, 2009 $3.0 billion

43 2010 Outlook GAAP revenue growth range (1)% to +2% Constant currency revenue growth 1% lower than GAAP C2C revenue outlook C2C market share gains Gulf States to slow from 2009 levels Domestic to return to revenue growth late 2010 Global Business Payments revenue outlook Softness in U.S. consumer bill payments Double-digit revenue growth in B2B payments

45 2010 Outlook Operating income margins C2C margins expanding Global Business Payments margins declining Consolidated margins at 26% Net other expenses of ($160) million Tax rate 24% to 25% EPS of $1.29 to $1.34 No impact from currency

47 2010 Outlook Capital expenditures 2%-3% of revenue Cash flow from operations at $800 million to $900 million Pay $71 million settlement accrual Pay $250 million refundable deposit to IRS Balanced shareholder payout through dividends and stock repurchase

Christina Gold President & Chief Executive Officer

51 450,000 agent locations by YE 2010 Payment Services Directive in Europe Grow share in Asia Return domestic money transfer to revenue growth Increase bank distribution in North America Grow intra-country money transfer Focused Strategy - Core C2C

53 Westernunion.com Expand to new markets Account-to-cash Double the number of banks offering service Prepaid Cards 750,000 cards enrolled by YE10 Mobile 75,000 agent locations enabled, access to 150 MM phones by YE10 Focused Strategy - Electronic Channels Portfolio Reaching new customers and increasing share of wallet

55 Cross-border foreign exchange payments for small and medium-sized businesses Grow B2B Increase penetration in existing countries Expand to new markets with high volume of cross-border trade Enhance online distribution Focused Strategy - B2B Payments

57 Global Leader World-class brand 410,000 agent locations Industry-leading compliance capabilities Solid financial position Strong and predictable cash flows Focused Strategy, Investing for Growth

Fourth Quarter and Full Year 2009 Earnings Webcast & Conference Call February 3, 2010 Appendix

61 Non-GAAP Measures Western Union's management has presented: (1) Consolidated, consumer - to - consumer segment, international consumer - to - consumer, and international consumer - to - consumer e xcluding United States originated transactions revenue changes, excluding the impact of translating foreign currency denominated revenues into United States dollars; (2) Cost of services, excluding the impact from the 2008 restructuring and related expense s; (3) Sales, general and administrative excluding the impact from the 2009 estimated settlement accrual and the 2008 restructuring and related expenses; (4) Operating income margin, excluding the impact from the 2009 estimated settlement accrual and the 2 008 restructuring and related expenses; (5) Earnings per share excluding the impact from the 2009 estimated settlement accrual and the 2008 restructuring and related expenses; (6) Earnings per share excluding the impact of translating foreign currency deno minated amounts into United States dollars; (7) Consumer - to - consumer cross - border principal changes , consumer - to - consumer principal per transaction decline and international consumer - to - consumer principal per transaction change , excluding the impact of tra nslating foreign currency denominated amounts into United States dollars ; and (8) Global b usiness p ayments revenue changes and operating income margin, excluding the impact from the Custom House acquisition. Western Union's management believes these non - GA AP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provi de consistency and comparability to prior periods. A non - GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non - GAAP financial measure reflects an additional way of viewing asp ects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financi al statements and publicly - filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non - GAAP measures to the most directly comparable GAAP financial measures is included on the following pages.

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions) (unaudited) 63 Consolidated Consumer-to- Consumer Segment International Consumer-to- Consumer International Consumer-to- Consumer excluding United States originated transactions 2009 Revenues, as reported (GAAP) 1,314.0 $ 1,113.7 $ 943.4 $ 778.0 $ Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) (32.4) (36.2) (35.8) (35.8) 1,281.6 $ 1,077.5 $ 907.6 $ 742.2 $ 2008 Revenues, as reported (GAAP) 1,291.6 $ 1,094.3 $ 891.2 $ 721.0 $ Revenue growth, as reported (GAAP) 2% 2% 6% 8% Revenue (decline)/growth, adjusted (1)% (2)% 2% 3% Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures." Adjustments: 2009 Revenues, adjusted Three Months Ended December 31, 2009

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions) (unaudited) 65 Consolidated Consumer-to- Consumer Segment International Consumer-to- Consumer International Consumer-to- Consumer excluding United States originated transactions 2009 Revenues, as reported (GAAP) 5,083.6 $ 4,300.7 $ 3,559.7 $ 2,910.8 $ Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) 119.5 101.3 96.0 96.0 5,203.1 $ 4,402.0 $ 3,655.7 $ 3,006.8 $ 2008 Revenues, as reported (GAAP) 5,282.0 $ 4,471.6 $ 3,605.1 $ 2,927.5 $ Revenue decline, as reported (GAAP) (4)% (4)% (1)% (1)% Revenue (decline)/growth, adjusted (1)% (2)% 1% 3% Year Ended December 31, 2009 Adjustments: 2009 Revenues, adjusted Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions) (unaudited) 67 2009 2008 2009 2008 Revenues $ 1,314.0 $ 1,291.6 $ 5,083.6 $ 5,282.0 $ 762.9 $ 749.4 $ 2,874.9 $ 3,093.0 Restructuring and related expenses (d) - (19.8) - (62.8) $ 762.9 $ 729.6 $ 2,874.9 $ 3,030.2 58.1% 58.0% 56.6% 58.6% 58.1% 56.5% 56.6% 57.4% Cost of services, as reported (GAAP) Adjustments: Cost of services as a percent of revenue, adjusted Cost of services, adjusted Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures." Three Months Ended December 31, Cost of services as a percent of revenue, as reported (GAAP) Year Ended December 31,

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions) (unaudited) 69 2009 2008 2009 2008 Revenues $ 1,314.0 $ 1,291.6 $ 5,083.6 $ 5,282.0 $ 232.5 $ 207.9 $ 926.0 $ 834.0 Settlement accrual (b) - - (71.0) - Restructuring and related expenses (d) - (12.8) - (20.1) $ 232.5 $ 195.1 $ 855.0 $ 813.9 17.7% 16.1% 18.2% 15.8% 17.7% 15.1% 16.8% 15.4% Year Ended December 31, Three Months Ended December 31, Selling, general and administrative, as reported (GAAP) Adjustments: Selling, general and administrative as a percent of revenue, adjusted Selling, general and administrative, adjusted Selling, general and administrative as a percent of revenue, as reported (GAAP) Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions) (unaudited) 71 2009 2008 2009 2008 Revenues 1,314.0 $ 1,291.6 $ 5,083.6 $ $ 5,282.0 318.6 334.3 1,282.7 1,355.0 Settlement accrual (b) - - 71.0 - Restructuring and related expenses (d) - 32.6 - 82.9 318.6 $ 366.9 $ 1,353.7 $ $ 1,437.9 Operating income margin, as reported (GAAP) 24.2% 25.9% 25.2% 25.7% Operating income margin, adjusted 24.2% 28.4% 26.6% 27.2% Year Ended December 31, Adjustment: Three Months Ended December 31, Operating income, as reported (GAAP) Operating income, adjusted Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions, except per share amounts) (unaudited) 73 2009 2008 2009 2008 $ 223.7 $ 239.6 $ 848.8 $ 919.0 Reversal of impact from the settlement accrual, net of income tax benefit of $17.1 million (b) - - 53.9 - Reversal of impact from restructuring and related expenses, net of income tax benefit of $11.3 million and $31.3 million for the three months and year ended, respectively (d) - 21.3 - 51.6 Net income, adjusted $ 223.7 $ 260.9 $ 902.7 $ 970.6 Reversal of impact from translation of foreign currency denominated amounts into United States dollars, net of tax (a) (0.5) - $ 223.2 $ 260.9 As reported (GAAP) $ 0.32 $ 0.34 $ 1.21 $ 1.24 Impact from the settlement accrual (b) - - 0.08 - Impact from restructuring and related expenses (d) - 0.03 - 0.07 EPS, adjusted $ 0.32 $ 0.37 $ 1.29 $ 1.31 Impact from translation of foreign currency denominated amounts into United States dollars (a) - - $ 0.32 $ 0.37 Diluted weighted-average shares outstanding 693.2 713.8 701.0 738.2 _______ Earnings per share ("EPS"): Net income, adjusted for the impact from the settlement accrual and the impact from the translation of foreign currency denominated amounts into United States dollars Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures." EPS, adjusted for the impact from the settlement accrual and the impact from the translation of foreign currency denominated amounts into United States dollars Three Months Ended December 31, Year Ended December 31, Net income, as reported (GAAP) Adjustments:

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in billions) (unaudited) 75 2009 2008 2009 2008 17.1 $ 16.6 $ 65.0 $ 67.1 $ Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) (0.7) - 2.0 - 16.4 $ 16.6 $ 67.0 $ 67.1 $ Consumer-to-consumer cross-border principal growth/(decline), as reported 3% (3)% Consumer-to-consumer cross-border principal change, adjusted (1)% 0% Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Consumer-to-consumer cross-border principal Adjustment: Consumer-to-consumer cross-border principal, adjusted Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (unaudited) 77 2009 2008 365 $ 372 $ Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) (14) - 351 $ 372 $ Consumer-to-consumer principal per transaction decline, as reported (2)% Consumer-to-consumer principal per transaction decline, adjusted (6)% Consumer-to-consumer principal per transaction Adjustment: Consumer-to-consumer principal per transaction, adjusted Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures." Three Months Ended December 31,

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (unaudited) 79 2009 2008 390 $ 392 $ Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) (16) - 374 $ 392 $ International consumer-to-consumer principal per transaction change, as reported 0% International consumer-to-consumer principal per transaction decline, adjusted (5)% Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures." Three Months Ended December 31, International consumer-to-consumer principal per transaction Adjustment: International consumer-to-consumer principal per transaction, adjusted

THE WESTERN UNION COMPANY RECONCILIATION OF NON-GAAP MEASURES (in millions) (unaudited) 81 2009 2008 2009 2008 Global Business Payments revenue, as reported (GAAP) 181.8 $ 174.2 $ 691.7 $ 719.8 $ Reversal of Custom House revenue (c) (22.9) - (30.8) - Global Business Payments revenue, adjusted 158.9 $ 174.2 $ 660.9 $ 719.8 $ 35.7 $ 46.9 $ 171.9 $ 199.4 $ Reversal of Custom House operating loss (c) 4.9 - 6.2 - 40.6 $ 46.9 $ 178.1 $ 199.4 $ 4% (4)% Global Business Payments revenue decline, adjusted (9)% (8)% Operating income margin, as reported (GAAP) 19.6% 26.9% 24.9% 27.7% Operating income margin, adjusted 25.5% 26.9% Three Months Ended December 31, Year Ended December 31, Adjustment: Adjustment: Operating income, adjusted Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures." Global Business Payments revenue growth/(decline), as reported (GAAP) Global Business Payments operating income, as reported (GAAP)

83 Footnote explanations (a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exc hange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year. (b) Esti mated accrual for an anticipated agreement to resolve the Company's disputes with the State of Arizona and certain other states and to fund a multi - state not - for - profit organization focused on border safety and security ("settlement accrual"). This item ha s been included in the selling, general and administrative expense line of the consolidated statements of income, and was not allocated to the segments. (c) Represents the incremental impact from the acquisition of Custom House on the Global Business Payments segment revenue and operating income. Acquisition c osts of $5.8 million related to acquiring Custom House are included in "Other" for segment reporting purposes. (d) Restructuring and related expenses relate to severance, outplacement and other employee rela ted benefits; facility closure and migration of IT infrastructure; and other expenses related to relocation of various operations to existing Company facilities and third party providers, including hiring, training, relocation, travel, and professional fee s. Also, included in the facility closure expenses are non - cash expenses related to fixed asset and leasehold improvement write - offs, and acceleration of depreciation and amortization. The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines of the consolidated statements of income, and are not allocated to the segments.

85 Use of Material The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation, February 3, 2010. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. The Western Union Company assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union Company which owns the copyright.